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                                                                   EXHIBIT 10.15


Knight/Trimark Group, Inc.
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1998 LONG-TERM INCENTIVE PLAN

MAY 20, 1998

FINAL DRAFT







_______________________
SIBSON & COMPANY

830 THIRD AVENUE
NEW YORK, NY  10022

CHICAGO . LOS ANGELES
PRINCETON . RALEIGH
AUCKLAND . JOHANNESBURG
SYDNEY . TORONTO
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                          KNIGHT/TRIMARK GROUP, INC.

                         1998 LONG-TERM INCENTIVE PLAN

1.   PURPOSE

The purpose of the Knight/Trimark Group, Inc., 1998 Long-Term Incentive Plan (the "Plan") is to provide long-term incentive compensation opportunities to selected employees, independent contractors, and non-employee directors of Knight/Trimark Group, Inc., (the "Company"), or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, to help retain their services as employees or independent contractors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business in the interest of its stockholders.

2.   DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "AFFILIATE" means, with respect to any individual, entity or group, any other individual, entity or group that controls, is controlled by or is under common control with, such individual, entity or group. For purposes of this definition, the term "control" (and its correlative terms) means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     (b) "AWARD" means any Option, Restricted Stock or Restricted Stock Unit granted under the Plan.

     (c) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

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     (d) "BENEFICIARY" means the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (e) "BOARD" means the Board of Directors of the Company.

     (f) "CHANGE IN CONTROL" means:

         (i) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of "beneficial ownership" (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of either the then outstanding Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change in Control:
             (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 2(f)) that satisfies clauses (A),
             (B) and (C) of such subsection;

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         (ii)  the following individuals cease for any reason to constitute a majority of the Company's directors then serving: individuals who as of the date hereof constitute the Board (the "Initial Directors") and any new director (a "New Director") whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then in office who either are Initial Directors or New Directors; provided, however, that a director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of directors of the Company shall not be considered a New Director;

         (iii) the stockholders of the Company approve a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company's assets (a "Business Combination"), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no "person" (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity

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              resulting from such Business Combination, acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

         (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

     (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (h) "COMMITTEE" means the committee established by the Board to administer the Plan.

     (i) "COMPANY" means Knight/Trimark Group, Inc., or any successor corporation.

     (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     (k) "FAIR MARKET VALUE" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the average of the high and low sales prices per share of Stock on the national securities exchange on which the Stock is principally traded, for

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         the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the high and low prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (l) "GRANTEE" means a person who, as an employee, or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

     (m) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     (n) "NQSO" means any Option that is designated as a nonqualified stock option.

     (o) "OPTION" means a right, granted to a Grantee under Section 6(b) to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISO's may be granted only to employees of the Company or a Subsidiary.

     (p) "PLAN" means this Knight/Trimark Group, Inc., 1998 Long-Term Incentive Plan, as amended from time to time.

     (Q) "RESTRICTED STOCK" means an Award of shares of Stock to a Grantee under
         Section 6(c) that are subject to certain restrictions and to a risk of forfeiture.

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     (r)  "RESTRICTED STOCK UNIT" means an Award of cash based on the Fair
          Market Value of one share of Stock made to a Grantee under section 6(d) that are subject to certain restriction and to a risk of forfeiture.

     (s)  "STOCK" means shares of the common stock of the Company.

     (t) "SUBSIDIARY" means any corporation or other legal entity in an unbroken chain of corporations or other legal entities beginning with the Company if, at the time of granting of an Award, each of the corporations or other legal entities (other than the last corporation or other legal entity in the unbroken chain) owns securities possessing 50% or more of the total combined voting power of all classes of securities in one of the other corporations or other legal entities in the chain.

3.   ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; and to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Awards in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; to designate Affiliates; to construe and interpret the Plan and any Award; to prescribe,

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amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

No member of the Board or Committee or any person to whom it has delegated duties as aforesaid shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.   ELIGIBILITY

Subject to the conditions set forth below, Awards may be granted to selected employees and independent contractors of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   STOCK SUBJECT TO THE PLAN

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 7,145,500 shares of Stock, subject to adjustment as provided herein. No more than 1,000,000 of the total shares available for grant may be awarded to a single individual in a single year, and no more than 500,000 of the total shares available for grant may be awarded in total as Restricted Stock.

Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture,


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cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code.

6.   SPECIFIC TERMS OF AWARDS

     (a) GENERAL. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such

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         additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

     (b) OPTIONS. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

         (i) TYPE OF AWARD. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

         (ii) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. The Grantee may also simultaneously exercise Options and sell the shares of Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the Exercise Price and any applicable withholding taxes.

         (iii) TERM AND EXERCISABILITY OF OPTIONS. Options shall be exercisable over the option term (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its
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               sole discretion, deems appropriate. An Option may be
               exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

         (iv) TERMINATION OF EMPLOYMENT, ETC. An Option may not be exercised unless the Grantee is then in the employ of, or then maintains an independent contractor relationship with, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

         (v) OTHER PROVISIONS. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

     (c) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

         (i) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times,


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               under such circumstances, in such installments, or
               otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or increases in earnings per share. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

         (ii) FORFEITURE. Upon termination of employment with or service to the Company, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

         (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and

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               restrictions applicable to such Restricted Stock, and the
               Company shall retain physical possession of the certificate.

          (iv) DIVIDENDS. Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (d) RESTRICTED STOCK UNITS. The Committee is authorized to grant Restricted Stock Units to Grantees on the following terms and conditions:

          (i) ISSUANCE AND RESTRICTIONS. Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or increases in earnings per share. A Grantee granted Restricted Stock Units shall have the right to receive dividends thereon equal to the number and value of dividends that would be paid on an equal number of Restricted Stock shares. No more than 500,000 Restricted Stock Units may be awarded under the Plan.

          (ii) FORFEITURE. Upon termination of employment with or service to the Company, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction

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                period, Restricted Stock Units and any accrued but unpaid
                dividends that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

          (iii) DIVIDENDS. Dividends paid on Restricted Stock Units shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash.


7.   CHANGE IN CONTROL PROVISIONS

The following provisions shall apply in the event of a Change in Control unless otherwise determined by the Committee or the Board in writing at or after the grant of an Award, but prior to the occurrence of such Change in Control:

     (a) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested;

     (b) The restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; and

     (c) If the Company's shares of stock are not listed on a national securities exchange or traded in an over-the-counter market at the time of the Change in Control, the value of all outstanding Awards shall, to the extent determined by the Committee at or after grant, be cashed out on the basis

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         of the Change in Control Price as of the date the Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

8.   GENERAL PROVISIONS

     (a) APPROVAL OF SHAREHOLDERS; EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Awards made prior to the shareholder approval mentioned herein) shall be subject to ratification by the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which ratification must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the shareholders of the Company do not ratify the Plan at a meeting of the shareholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Agreement entered into in connection herewith.

     (b) NONTRANSFERABILITY. Except as otherwise determined by the Committee, awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

     (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as an independent contractor of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or

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         benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or independent contractor relationship.

     (d) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

     (e) AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which, in the opinion of counsel for the Company, requires stockholder approval, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

     (f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided

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         specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to the Grantee or transferee for such shares.

     (g) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

     (h) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (i) REGULATIONS AND OTHER APPROVALS.

         (i) The obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a


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               condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

         (iii) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

     (j) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

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